                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT



          THIS REGISTRATION RIGHTS AGREEMENT, dated the 24th day of July, 1998, between the entities listed on Schedules A and B (the "A Purchasers" and "B Purchasers" or collectively, the "Holders"), issued pursuant to the Purchase Agreement of even date herewith (the "Purchase Agreement"), and DATA RACE, INC., a Texas corporation having its principal place of business at 12400 Network Blvd., San Antonio, Texas 78249 (the "Company").

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders have agreed to purchase from the Company, pursuant to the Purchase Agreement an aggregate of Four Million ($4,000,000) Dollars principal amount of Preferred Stock and Warrants to purchase an aggregate of Eight Hundred Forty Seven Thousand Two Hundred eighty Eight (847,288) shares of Common Stock. The Common Stock of the Company underlying the Preferred Stock is referred to as the "Conversion Shares", and the Common Stock of the Company underlying the Warrants is referred to as the "Warrant Shares" (capitalized terms defined in the Purchase Agreement and not otherwise defined herein have the meanings specified in the Purchase Agreement); and

          WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein.

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section 1. Registrable Securities. As used herein the term Registrable Securities means the Conversion Shares, and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the Securities Act) and disposed of pursuant thereto,
(ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

          Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Conversion Shares and Warrant Shares as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Holders understand that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Securities Act is then in effect with respect thereto.

          Section 3. Registration Rights. The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), within thirty (30) days after receipt of

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written demand by a Holder ("Demand Date"), a registration statement which shall include any and all amendments thereto (the "Registration Statement"), or in the event more than one Registration Statement is required to be filed to include such items as newly authorized shares, such further Registration Statement shall be filed thirty (30) days after the issuance of such newly authorized shares or other event, as the case may be. In the event that such Registration Statement is not effective within ninety (90) days after the Demand Date, then Section
3(e) liquidated damages shall apply, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit resale of the Registrable Securities under the Securities Act, provided, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 3(a) in any jurisdiction in which the Company would be required to qualify as a dealer in securities, under the securities or blue sky laws of such jurisdiction.

          The Company agrees that it will cause the Registration Statement to become effective within ninety (90) days after the Demand Date. The number of Registrable Securities to be registered shall be two hundred (200%) percent of the number of shares that would be required if all of the Registrable Securities were converted in accordance with the Statement of Designation, on a date which is five (5) business days prior to the filing of the Registration Statement, or such lower number of shares as may be issuable in accordance with Nasdaq regulations.

          (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date that the Registrable Securities may be sold under the provisions of Rule 144 or
(iii) two years three months after the effective date of the Registration Statement.

          (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and all of other the fees and expenses of such registration, including of its counsel and such other expenses as are necessary to qualify the sale of Securities in compliance with any state Blue Sky laws. The Company shall qualify any of the securities for sale in such states as such Holders reasonably designate and shall furnish indemnification in the manner provided in Section 9 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holders with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

          (d) The Company shall not be required by this Section 3 to include Holder's Registrable Securities in the Amended Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is

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exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not restricted securities, as defined in Rule 144 under the Securities Act.

          (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed by the Company by the thirtieth (30th) day after the Demand Date, or if the Registration Statement is not declared effective by the SEC by the ninetieth (90th) day after the Demand Date (the Effective Date), then the Company will pay, in cash, to the Holders who made such a demand, on a pro-rata basis by wire transfer, as liquidated damages for such failure and not as a penalty, two (2%) percent of the principal amount of the outstanding Preferred Stock and Warrants that have been exercised by the Holder, each month thereafter until the Registration Statement has been filed and/or declared effective. The liquidated damages shall be payable within seven (7) calendar days of written demand by the Holder.

          If the Company does not remit the damages to the Holder as set forth above, the Company will pay the to the Holders the reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Holders in cash immediately if the registration of the Securities are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

          (f) No provision contained herein shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

          (g) The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time of such establishment or increase, as the case may be. In the event a Holder shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining holders, pro rata based on the number of Registrable Securities then held by such Holders. For the purposes hereof, the number of Registrable Securities held by any Holder shall be determined as if all Preferred Stock and Warrants then outstanding were then converted into or exercised for Registrable Securities (whether or not such securities are then convertible or exercisable).

          Section 4. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

          Section 5. Registration Procedures. Whenever the Company is required by the

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provisions of this Agreement to effect the registration of any of the
Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

          (a) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective as per Section 3(b) herein and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement when the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 under the Securities Act);

          (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

          (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (d) list such securities on the Nasdaq National Market System or any securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such system or exchange;

          (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

          (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          Section 6. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unnecessarily withheld. In the event of a transfer of the rights granted under this Agreement, the

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Holders agree that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

          Section 7. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferees or assignees) upon the occurrence of any of the following:

          (a) all of that particular Holder's securities subject to this Agreement have been registered;

          (b) such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act; or

          (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k).

          Section 8.  Indemnification.

          (a) The Company and all key operating subsidiaries agree to indemnify and hold harmless the Holders and each officer, director of the Holders, or person, if any, who controls each Holder within the meaning of the Securities Act (Distributing Holders) against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that neither the Company nor all key operating subsidiaries will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment, or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This Section shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in the Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated hereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Distributing Holder agrees that it will indemnify and hold harmless the

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Company and each officer, director of the Company, or person, if any, who controls the Company and all key operating subsidiaries within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company and all key operating subsidiaries or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof); arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement prepared by the Company and all key operating subsidiaries, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company and all key operating subsidiaries by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the distributing Holders may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section, except where such omission materially prejudices the indemnifying party's rights. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall, in

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connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for all indemnified parties, which firm shall be designated in writing by the indemnified parties holding a majority of the Registrable Securities). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

          Section 9. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holders, or the Company or all key operating subsidiaries, makes a claim for indemnification, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Agreement provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, or the Company or all key operating subsidiaries, then the Company and all key operating subsidiaries and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and all key operating subsidiaries on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and all key operating subsidiaries and the Distributing Holders agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 10. "Piggy-Back" Registration. The Holders of this Registration Rights Agreement shall have the right to include all Registrable Securities as part of any registration of securities filed by the Company (other than that required to be filed pursuant to the terms herein, and in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing; provided, however, that the Holders agree it shall not have any piggy-back registration rights pursuant to this Agreement if the Registrable Securities may be sold in the United States pursuant to the provisions of Rule 144. Holders shall have five
(5) business days to notify the Company in writing as to whether the Company is to include Holders or not include Holders as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section

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be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters and the Holders agree to enter into an underwriting agreement in customary form reasonably acceptable to the Holders. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holders, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering. The Company shall have the right to terminate or withdraw any registration initiated by it under this Agreement prior to the effectiveness of such registration whether or not any Holder elected to include securities in such registration. All registration expenses incurred by the Company in complying with this Agreement shall be paid by the Company, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the Holders.

          Section 11.  Notices.   Any notice pursuant to this Agreement by the
Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) If to the Holders, to its, his or her address set forth on Schedule A and Schedule B attached to this Agreement.

          (b) If to the Company, at the address set forth herein, or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five
(5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

          Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 14. Governing Law, Venue. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non

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conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

          Section 14. Severability/Defined Terms. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Purchase Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Registration
Rights Agreement to be duly executed, on the day and year first above written.


Attest:                                 DATA RACE, INC.




By: /s/ Gregory T. Skalla               By: /s/ Gregory T. Skalla
   ----------------------                  -------------------------------------
   Name:  Gregory T. Skalla                    Name:  Gregory T. Skalla
   Title: Secretary                            Title: Vice President-Finance
                                                      Chief Financial Officer

                                        SOVEREIGN PARTNERS L.P.
                                        "A" Purchaser


                                        By /s/ Mark Valentine
                                          --------------------------------------
                                          Mark Valentine

                                        DOMINION CAPITAL FUND, LTD.
                                        "A" Purchaser


                                        By /s/ Mark Valentine
                                          --------------------------------------
                                          Mark Valentine

                                        FIRST CAPITAL GROUP OF TEXAS II, L.P.,
                                        "B" Purchaser
                                        By: First Capital Group Investment
                                            Partners, LP, its General Partner
                                        By: First Capital Group Management
                                            Company, LP, its General Partner


                                        By /s/ Jeffrey P. Blanchard
                                          --------------------------------------
                                          Jeffrey P. Blanchard, Managing Partner

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